UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 23, 2011

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant’s new release dated May 23, 2011, regarding the end of U.S. antitrust review for its acquisition of National Semiconductor Corporation attached hereto as Exhibit 99 is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Registrant’s News Release Dated May 23, 2011 (furnished pursuant to Item 8.01)

Forward-Looking Statements

This report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally can be identified by phrases such as the companies “expect” or other words or phrases of similar import.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, such as the ability of TI and National Semiconductor Corporation to consummate the proposed merger and the satisfaction of the conditions precedent to such consummation, including the ability to secure all necessary regulatory approvals in a timely manner; and the other risks and important factors contained and identified in TI’s most recent Annual Report on Form 10-K or National’s most recent Quarterly Report on Form 10-Q, and other SEC filings of the companies, that could cause actual results to differ materially from the forward-looking statements.  The forward-looking statements included in this report on Form 8-K are made only as of the date of this report.  Neither TI nor National undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: May 23, 2011	By:	/s/ JOSEPH F. HUBACH
Joseph F. Hubach
Senior Vice President, Secretary and General Counsel